UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2017

STERLING GROUP VENTURES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51775	72-1535634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit 2, 155 Water Street
Vancouver, B.C., Canada	V6B 1A7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 684-1001

904-1455 Howe Street
Vancouver, B.C., Canada, V6Z 1C2
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 1 - Registrant's Business and Operations

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Due to delays in organizing the signatures of some of the shareholders of Euroclub Holding Ltd. ("Euroclub"), on January 11, 2017 the Company and Euroclub signed an amendment to the Share Exchange Agreement moving the closing date to January 11, 2017. As of January 11, 2017, the shares in connection with the Agreement have been issued and the Agreement has closed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING GROUP VENTURES, INC.

/s/Nicolaos Mellios
Nicolaos Mellios
Chairman & CEO

January 19, 2017